Investment Portfolio > As of September 30, 2008 October 15, 2008 Exhibit 99.3

STATE STREET

12/31/07
1/31/08
2/29/08
3/31/08
4/30/08
5/31/08
6/30/08
7/31/08
8/31/08
9/30/08

12/31/07
1/31/08
2/29/08
3/31/08
4/30/08
5/31/08
6/30/08
7/31/08
8/31/08
9/30/08

Investment Portfolio
MARKET EVENTS
3 Mo LIBOR vs Fed Funds
-0.50
0.00
0.50
1.00
1.50
2.00
2.50
3.00
After-tax Unrealized MTM Gain/(Loss)
(4,000)
(3,500)
(3,000)
(2,500)
(2,000)
(1,500)
(1,000)
(500)
0
FOMC
Cuts
75 bps
Bearns
Stearns
Collapse
Monolines
Downgraded
Fannie and
Freddie
Takeover
Lehman
Fails
Milllions
%
FOMC
Cuts
50 bps
Northern
Rock
Takeover
FOMC
Cuts
75 bps
Widespread
Writedowns and
Capital Issuances
IndyMac
Collapse
Housing Bill
Signed

Asset-backed securities
Mortgage-backed securities
Commercial mortgage-
backed securities
$42 billion $10 billion
Corporate bonds
Municipals
Treasuries
Agency debentures
Agency mortgages
Small Business
Administration loans
OECD Governments
Investment Portfolio
Government /Agency Structured Securities Unsecured Credit
Portfolio amounts are expressed at Book Value.
ASSETS: INVESTMENT PORTFOLIO (PERIOD END 9/30/08)
$26 billion

> Assets selected using rigorous credit
process
> Performing within expectations at 9/30/08
> Diversified by asset class and geography
> 93.1% AAA / AA rated at 9/30/08
> Constructed to perform well through
periods of economic weakness
> Unrealized after-tax AFS & HTM MTM =
$(3.3)B at 9/30/08
0.1%
$0.1
-
-
-
-
BB
100.0% 1.0% 1.1% 2.9% 6.5% 88.5%
$75.7 $0.8 $0.8 $2.2 $4.9 $67.0 2007
100.0% 1.0% 1.5% 4.3% 8.7% 84.4%
$78.0 $0.8 $1.2 $3.3 $6.8 $65.8 Q3 ‘08
100.0% 1.1% 0.3% 3.3% 1.9% 93.4%
$37.7 $0.5 $0.1 $1.2 $0.7 $35.2 2004
Total NR BBB A AA AAA
$ in billions
INVESTMENT PORTFOLIO DETAIL (PERIOD END 9/30/08)
Portfolio amounts are expressed at Book Value.
Investment Portfolio

Investment Portfolio
$1,356M 36 29 15 8 5
Downgrades ex Munis
2
$847M 32 43 7 13 1
Credit watch ex Munis
1
0
49
789
$(3,282)M
84.4% AAA
8.7% AA
$78.0B
Q3 ‘08
0
442
558
$(1,940)M
86.7% AAA
7.6% AA
$75.4B
Q1 ‘08
$0
$1,364M
$2,384M
—
—
—
Q3 ‘08
Asset
Value
632 9 16
Downgrades
2
0
375
$(684)M
88.5% AAA
6.5% AA
$75.7B
Q4 ‘07
43 1
Credit watch
1
0 0
Defaults
2
$(2,012)M $(513)M
Unrealized after-tax MTM gain/(loss)
84.4% AAA
8.7% AA
89.3% AAA
5.6% AA
Ratings
$75.0B $77.9B
Size of portfolio
Q2 ‘08 Q3 ‘07
1 Securities added to negative credit watch within the respective quarter, excluding downgrades
2 Event occurred in respective quarter
Portfolio amounts are expressed at Book Value.
INVESTMENT PORTFOLIO (PERIOD END 9/30/08)

Investment Portfolio
HOLDINGS BY ASSET CLASS (PERIOD END 9/30/08)
9,354 (3,282) 100.0 78.0 1.0% 0.1% 1.5% 4.3% 8.7% 84.4% TOTAL PORTFOLIO
572 (209) 5.9 4.6 17% — 1% 1% 50% 31%
Clipper tax-exempt
bonds/other
5,326 (6) 3.2 2.5 — — 4% 25% 31% 40% Municipal bonds
161 (56) 3.2 2.5 — — 25% 59% 10% 6% Corporate bonds
149 (173) 5.4 4.2 — — — — 1% 99%
Commercial mortgage-
backed securities
1,853 (764) 26.1 20.4 — — — 1% 1% 98% Mortgage-backed securities
762 (2,091) 37.6 29.3 — 0% 1% 3% 12% 84% Asset-backed securities
531 17 18.6 14.5 — — — — — 100%
Government/Agency
securities
# CUSIPS
NR BB BBB A AA AAA
Investment
Unrealized After-tax
MTM Gain/(Loss)
($M)
Book Value
(% Total)
Book Value
($B)
Ratings

Investment Portfolio
ASSET-BACKED SECURITIES HOLDINGS (PERIOD END 9/30/08)
762 (2,091) 100.0 29.3 0.0% 0.2% 1.4% 3.1% 11.5% 83.8% TOTAL ABS
22 (79) 1.7 0.5 0% — — — 12% 88% Other
16 (59) 1.0 0.3 — 7% 4% 26% 48% 15% HELOC
253 (801) 18.8 5.5 — 1% 3% 5% 34% 57% Sub-Prime
39 (100) 5.1 1.5 — — — 2% 2% 96% CLOs
101 (171) 20.1 5.9 — — — 1% 3% 96% Foreign RMBS
40 (15) 3.5 1.0 — — 5% 9% 9% 77% Auto/Equipment
110 (213) 16.7 4.9 — — 4% 6% 2% 88% Credit Cards
181 (653) 33.1 9.7 — — — 1% 9% 90% Student Loans
# CUSIPS
NR BB BBB A AA AAA
Investment
Unrealized After-tax
MTM Gain/(Loss)
($M)
Book Value
(% Total)
Book Value
($B)
Ratings

Investment Portfolio
ASSET- BACKED SECURITIES COLLATERALIZED BY SUB-PRIME
FIRST-LIEN MORTGAGES (PERIOD END 9/30/08)
0
19
12
$(801)M
44.5%
57% AAA
34% AA, 5% A
3% BBB, 1% BB
$5.5B
Q3’08
0
12
3
$(592)M
42.6%
62% AAA
38% AA
$5.7B
Q2’08
$0
$706
$287M
—
—
—
—
Q3 ‘08
Asset Value
0
3
0
$(574)M
41.4%
70% AAA
30% AA
$5.9B
Q1 ’08
3 0
Credit watch¹
0 0 Defaults
0 0
Downgrades²
$(314)M $(149)M Unrealized MTM
after-tax gain/(loss)
39.8% 37.6% Credit enhancement
71% AAA
29% AA
73% AAA
27% AA
Ratings
$6.2B $6.6B
Size of portfolio
Q4 ’07 Q3 ’07
1 Securities added to negative credit watch within the respective quarter, excluding downgrades
2 Event occurred in respective quarter
Portfolio amounts are expressed at Book Value.

Investment Portfolio
HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT’s stressed future losses; Coverage = Avg. CE/SFL
STRESS COVERAGE: ASSET-BACKED SECURITIES PORTFOLIO (PERIOD END 9/30/08)
SFL: 1.1% (worst historic loss experience- UK 1989)
Coverage: 9.7x
HCL: < 0.1%
Avg. CE: 10.7%
Foreign RMBS: $5.9B
SFL: 7.5% (worst single month annualized-November 2005)
Coverage: 2.5x
HCL: 6.1% (= wgtd. avg. charge-offs)
Avg. CE: 19.0%
Credit cards $4.9B
SFL: 7.2% (assumes no insurance; industry/rating agency
assumption)
Coverage 2.0x
HCL: 0.6% (with insurance)
Avg. CE: 14.7% (excluding excess spread)
Private student loans: $0.7B
SFL: if all monoline wrappers except FSA fail and default
spreads stay elevated in perpetuity and we have 0%
recoveries, after tax loss $(29)M
SFL:21.2% (roll rate analysis, previous worst is 4%-2000)
Coverage 2.1X
SFL: 4.5% (double the average default rate of 3.5% with half the long-term recovery rate of 70%)
Coverage: 5.8x
SFL: 2.8% (using worst vintage in 10 years-2000)
Coverage: 5.0x
SFL: 12% (historic default rate before government
guarantees with 0% recoveries)
With 100% credit enhancement, no risk of loss
HCL: 0% (with insurance)
Avg. CE: 3.5% overcollateralization plus monoline insurance
HELOC: $269M
HCL: 3.7%
Avg. CE: 44.5% (AAA 44.6, AA 47.8)
Sub-Prime $5.5B
HCL: <1.0%
Avg. CE: 26.3%
CLO/CREs: $1.5B
HCL: 0.8%
Avg. CE: 13.9%
Auto/equipment: $1.0B
HCL: < 0.1%
Avg. CE: +100% (98% govt. guarantee + 5.5%  CE)
Govt. student loans: $9.0B

Investment Portfolio
MORTGAGE-BACKED SECURITIES HOLDINGS (PERIOD END 9/30/08)
2,002 (937) 100.0 24.6 1.0% 0.6% 98.4% TOTAL MBS
149 (173) 17.1 4.2 0.0% 0.5% 99.5% CMBS
314 (732) 33.7 8.3 3.0% 1.5% 95.5% Non-Agency MBS
1,539 (32) 49.2 12.1 0.0% 0.0% 100.0% Agency MBS
# CUSIPS
A AA AAA
Investment
Unrealized After-tax
MTM Gain/(Loss)
($M)
Book Value
(% Total)
Book Value
($B)
Ratings

Investment Portfolio
SFL: 4.6% (2X S&P Alt-A curve)
Coverage: 2.6X
HCL: 0.4%
Avg. CE: 11.8%
Alt-A: $1.1B
SFL: 4.4% (1999 Snyderman Study long-term avg.)
Coverage: 5.5X
SFL: 2.3%
Coverage: 4X
No losses expected
HCL: 0.2%
Avg. CE: 24.2%
CMBS: $4.2B
HCL: 0.2%
Avg. CE: 9.14%
Non-Agency MBS: $7.2B
100% AAA-backed primarily by Fannie Mae,
Freddie Mac & Ginnie Mae Securities
Agency MBS: $12.1B
STRESS COVERAGE: MORTGAGE-BACKED SECURITIES PORTFOLIO (PERIOD END 9/30/08)
HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT’s stressed future losses; Coverage = CE/SFL

Investment Portfolio
>
Philosophy: Assets are purchased based on an independent assessment of their underlying credit quality, not based on the insurance “wrap” provided
>
As a result, our exposure to “wraps” for protection is secondary and is relatively small
>
Diversified by monoline insurer
>
$2.3B of insurance covers 4,269 issues
– Municipal bonds: $1.953B (4,242 issues)
– Sub-prime asset-backed securities: $27.6M (10 issues)
– Home Equity Lines of Credit: $269M (16 issues)
>
If all securities were “unwrapped,” the 93.1% AAA/AA rating would become
91.7% AAA/AA rating
INVESTMENT PORTFOLIO—MONOLINE INSURANCE COVERAGE (PERIOD END 9/30/08)

Investment Portfolio
0.1%
0.1%
BB
100% 1.0% 1.5% 4.3% 8.7% 84.4% Credit quality
100% 1.4% 1.9% 4.9% 9.0% 82.7% Credit quality unwrapped
Total NR BBB A AA AAA
As of 9/30/08
INVESTMENT PORTFOLIO—MONOLINE INSURANCE COVERAGE (PERIOD END 9/30/08)
91.7% Credit quality unwrapped
93.1% Credit quality
AAA & AA Combined

Investment Portfolio
TOTAL MONOLINE EXPOSURE (PERIOD END 9/30/08)
# - Number of cusips
* - On Rating Watch negative
* + On Rating Watch positive
4,269 $2,252.6 1 $3 4,242 $1,953 16 $269 10 $27.6 Total
AAA Aaa/*- 113 3% $70 113 $70 Assured
A/*- A3 6 0% $3 6 $3 RADIAN
B Ba2 375 6% $144 375 $144 CIFG
BBB-/*- B2/*+ 687 12% $268 687 $268 Syncora
BB/*- B1 249 9% $192 242 $159 4 $29 3 $4 FGIC
AA Aa3/*- 621 17% $386.2 613 $257 7 $129 1 $0.2 AMBAC
AA A2/*- 671 17% $376.4 1 $3 664 $303 3 $70 3 $0.4 MBIA
AAA Aaa/*- 1,547 36% $813 1,542 $749 2 $41 3 $23 FSA
S&P Moody # % ($mm) # ($mm) # ($mm) # ($mm) # ($mm)
Insurer Rating Total Student Loan Municipal HELOC Subprime